                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to [section]240.14a-11(c) or
     [section]240.14a-12


                       THE EUROPEAN WARRANT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (4)  Date Filed:


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

                       THE EUROPEAN WARRANT FUND, INC.

                              330 MADISON AVENUE
                           NEW YORK, NEW YORK 10017

                           ------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JUNE 26, 1997

                           ------------------------

To the Shareholders of
  THE EUROPEAN WARRANT FUND, INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland Corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 8:30 a.m. Eastern Time, on June 26, 1997 for the following purposes:

     1. To elect four Directors of the Fund (PROPOSAL 1).

     2. To approve or disapprove a proposed change in the Fund's status from that of a diversified to a non-diversified management investment company and to eliminate a fundamental investment restriction relating to a diversified management investment company (PROPOSAL 2).

     3. To ratify KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending March 31, 1998 (PROPOSAL 3).

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on April 28, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,



                                          ROBERT DISCOLO
                                          Secretary

May 22, 1997

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     For example:

                       REGISTRATION                 VALID SIGNATURE
                       ------------                 ---------------

    CORPORATE ACCOUNTS
    (1)  ABC Corp...................................ABC Corp.
    (2)  ABC Corp...................................John Doe, Treasurer
    (3)  ABC Corp.
             c/o John Doe, Treasurer................John Doe
    (4)  ABC Corp. Profit Sharing Plan..............John Doe, Trustee

    TRUST ACCOUNTS
    (1)  ABC Trust..................................Jane B. Doe, Trustee
    (2)  Jane B. Doe, Trustee
             u/t/d 12/28/78.........................Jane B. Doe

    CUSTODIAN OR ESTATE ACCOUNTS
    (1)  John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA..........John B. Smith
    (2)  John B. Smith..............................John B. Smith, Jr., Executor

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 26, 1997

                            ------------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, Inc. (the "Fund") for use at its Annual Meeting of Shareholders to be held on June 26, 1997 at 8:30 a.m. Eastern Time, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, N.Y. 10017, and at any adjournments thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders (the "Shareholders") is May 22, 1997. At the Annual Meeting, Shareholders will be asked to consider and vote upon the following:

     1. To elect four Directors of the Fund (PROPOSAL 1).

     2. To approve or disapprove a proposed change in the Fund's status from that of a diversified to a non-diversified management investment company and to eliminate a fundamental investment restriction relating to a diversified management investment company (PROPOSAL 2).

     3. To ratify KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending March 31, 1998 (PROPOSAL 3).

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Proxy solicitations will be made, beginning on or about May 22, 1997, primarily by mail, but proxy solicitations also may be made by telephone, telefax or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc. ("Julius Baer Securities" or the "Adviser"), the investment adviser of the Fund; and Investors Bank & Trust Company ("Investors Bank"), the administrator and transfer agent of the Fund. Julius Baer Securities is located at 330 Madison Avenue, New York, N.Y. 10017 and Investors Bank is located at 200 Clarendon Street, 16th Floor, Boston, MA 02116. In addition, the Fund has retained D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee estimated at $10,000 plus reimbursement of expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares (the "Shares").


     The Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997, containing audited financial statements may be obtained, without charge, by calling 1-800-387-3977 or mailing your request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.


     Any shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

     In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Annual Meeting. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding shares as of the record date.



     The Fund has one class of common stock, which has a par value of $.001 per Share. On April 28, 1997, the record date, there were 8,153,712.022 Shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Annual Meeting, with pro rata voting rights for any fractional Shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding shares as of the record date.



     The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions or "broker nonvotes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Directors (Proposal 1) and ratification of accountants (Proposal 3), neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter. With respect to the proposed change to a non-diversified company and the elimination of a fundamental investment restriction relating to a diversified management investment company (Proposal
2), abstentions and broker nonvotes have the effect of a "no" vote.


                       PROPOSAL 1: ELECTION OF DIRECTORS


     The first proposal to be considered at the Annual Meeting is the election of four (4) of the seven (7) Directors of the Fund. The Board of Directors is divided into three classes and each year the term of office of one class expires. At the Annual Meeting, re-election of three (3) of the four (4) Directors (Thomas J. Gibbons, Harvey B. Kaplan and Bernard Spilko -- Class III Directors) is proposed, with each Director to hold office for a period of three years, and election of one (1) of the four (4) Directors (Martin Vogel -- Class I Director) is proposed, with such Director to hold office for a period of one year; and until their successors are elected and qualified. Each of the nominees currently serves as a Director of the Fund and has consented to continue to serve as a Director of the Fund if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.


     Any Director may resign and any Director may be removed at any annual or special meeting of shareholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board of Directors.

     Set forth below is a list of the nominees for election to the Fund's Board of Directors, together with certain other information.



                                                                                     AMOUNT AND NATURE
                                                                                       OF BENEFICIAL
                                                                                       OWNERSHIP(2)
      NAME, AGE, PRINCIPAL OCCUPATION AND OTHER          SERVED AS A               OF SHARES OF THE FUND
     DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS        DIRECTOR SINCE   CLASS     AS OF MARCH 31, 1997
------------------------------------------------------  --------------   -----   -------------------------
Thomas J. Gibbons, age 49.............................       1993         III                 --
  President, Cornerstone Associates (Management
  Consulting Firm)

Harvey B. Kaplan(3), age 59...........................       1990         III              1,000
  Controller (Chief Financial Officer), Easter
  Unlimited, Inc. (toy manufacturer and importer);
  Trustee, BJB Investment Funds

Bernard Spilko*, age 55...............................       1993         III              2,300
  President of the Fund; Senior Vice President, Bank
  Julius Baer & Co., Ltd. (New York Branch); Director
  and Managing Director, Julius Baer Securities Inc.;
  Director, Baer American Banking Corp.; Treasurer and
  Chief Financial Officer of BJB Investment Funds


Martin Vogel*(4), age 33..............................       1997          I                  --
  Director of the Legal and Tax Department, Julius
  Baer Investment Funds Services, Ltd. (Zurich)
  (1996-present); Attorney, Schaufelberger & van
  Hoboken (1994-1996); Attorney, Rohner & Partner
  (1993-1994); Attorney, Rinderknecht Schaufelberger
  Glaus & Stadelhofer (prior to 1993). Secretary of
  the Board of Directors of the Luxembourg domiciled
  investment companies and of Julius Baer Investment
  Funds Services, Ltd. (1996-present)

     The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:


                                                                                    AMOUNT AND NATURE
                                                                                OF BENEFICIAL OWNERSHIP(2)
      NAME, AGE, PRINCIPAL OCCUPATION AND OTHER         SERVED AS A               OF SHARES OF THE FUND
     DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS       DIRECTOR SINCE   CLASS      AS OF MARCH 31, 1997
-----------------------------------------------------  --------------   -----   --------------------------
Antoine Bernheim, age 43.............................       1990          I                   --
  President, Dome Capital Management Inc.; Chairman,
  Dome Securities Corp. (1995-present); President,
  The U.S. Offshore Funds Directory Inc.; Director,
  Dome Capital Ltd.; Director, W. P. Stewart & Co.
  Growth Fund, Inc.; Director, College Savings Bank

David E. Bodner*(5), age 63..........................       1995         II                  200
  Chairman of the Fund; Chairman, Julius Baer
  Securities Inc.; President and Director, Baer
  American Banking Corp.; Executive Vice President,
  North America, Bank Julius Baer & Co., Ltd.;
  President, BJB Investment Funds

Lawrence A. Fox, age 74..............................       1990         II               677.81
  Consulting Economist


---------------

  * "Interested person" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

(1) Directorships of companies that are required to report to the Securities and Exchange Commission (the "SEC") or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.

(2) For this purpose "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors. Mr. Spilko has shared voting power with respect to 300 of his Shares. As of March 31, 1997, the Directors and officers of the Fund collectively beneficially owned less than 1% of the outstanding Shares.


(3) Mr. Kaplan has a discretionary account with Julius Baer Securities Inc.


(4) Mr. Vogel became a Director of the Fund on March 13, 1997.

(5) Mr. Bodner is a shareholder of Baer Holding Ltd.


     The Board of Directors held five meetings during the fiscal year ended March 31, 1997, and all of the Directors attended at least 75% of the Board and Committee meetings of which they were members.

     The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 1997. For purposes of this table the term "Fund Complex" includes all funds that have a common or affiliated investment adviser:

                              COMPENSATION TABLE*

                                                         AGGREGATE       TOTAL COMPENSATION
                       NAME OF PERSON,                  COMPENSATION       FROM FUND AND
                           POSITION                      FROM FUND          FUND COMPLEX
        ----------------------------------------------  ------------     ------------------
        Antoine Bernheim, Director....................    $  8,500            $  8,500
        Lawrence A. Fox, Director.....................    $  8,500            $  8,500
        Thomas J. Gibbons, Director...................    $  8,500            $  8,500
        Harvey B. Kaplan, Director....................    $  8,750            $ 15,000
                                                          --------            --------
                  Total...............................    $ 34,250            $ 40,500
                                                          ========            ========

---------------

* The remainder of the Directors and officers of the Fund did not receive compensation from either the Fund or the Fund Complex. The Fund has no retirement or pension plan for its Directors and officers.

     The Board of Directors has an Audit Committee consisting of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. Currently, Messrs. Bernheim, Fox, Gibbons and Kaplan comprise the Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee had one meeting during the fiscal year ended March 31, 1997. The Fund does not have a compensation or nominating committee. Compensation matters and nominations are considered by the Board of Directors.

     Nominees recommended by shareholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund.

     The executive officers of the Fund are listed in the table below, with the exception of its Chairman of the Board and President, Mr. Bodner and Mr. Spilko, respectively, for whom information is provided above. Robert Discolo and Hansruedi Huber were first elected to office in 1993 and 1992, respectively. This table also shows certain additional information regarding Messrs. Discolo and Huber. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.


                                                              PRINCIPAL OCCUPATIONS AND OTHER
         NAME, AGE                    POSITION            AFFILIATIONS DURING THE PAST FIVE YEARS
---------------------------  ---------------------------  ----------------------------------------
Robert Discolo, age 35.....  Treasurer, Chief Financial   First Vice President, Bank Julius Baer &
                               Officer and Secretary        Co., Ltd. (New York Branch) and Julius
                                                            Baer Securities Inc.; Secretary, BJB
                                                            Investment Funds

Hansruedi Huber, age 38....  Chief Investment Officer     Vice President, Julius Baer Securities
                                                            Inc.; Senior Vice President of Julius
                                                            Baer Asset Management Ltd.


REQUIRED VOTE

     Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.


        PROPOSAL 2: APPROVAL OR DISAPPROVAL OF PROPOSED CHANGE IN FUND'S DIVERSIFICATION STATUS AND ELIMINATION OF FUNDAMENTAL INVESTMENT
      RESTRICTION RELATING TO A DIVERSIFIED MANAGEMENT INVESTMENT COMPANY.


     Currently the Fund is classified as a "diversified" management investment company. The 1940 Act imposes certain investment limitations on diversified companies. More specifically, the 1940 Act provides in relevant part that a diversified investment company, with respect to 75% of its assets, cannot invest more than 5% of its total assets in any one issuer and cannot invest in more than 10% of the outstanding voting securities of any one issuer.


     The Board of Directors has approved, subject to the approval of the Fund's shareholders, a change in the Fund's status from a diversified to a "non-diversified" management investment company. The 1940 Act does not impose the investment limitation set forth above on non-diversified companies. A non-diversified investment company is subject only to the diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code"). The Code's diversification requirements are substantially identical to those of the 1940 Act, except that the Code's requirements are imposed on a smaller percentage of an investment company's assets and thus are viewed as less burdensome. More specifically, the Code provides in relevant part that an investment company, with respect to 50% (rather than 75% as under the 1940 Act) of its total assets, cannot invest more than 5% of its total assets in any one issuer and cannot invest in more than 10% of the outstanding voting securities of any one issuer.




     The change in the Fund's status from diversified to non-diversified is being proposed to allow the Fund more flexibility in determining the size of its investments. The Fund, under normal market conditions, is required to invest at least 65% of its total assets in European warrants. The Fund defines "European warrants" as equity warrants, index warrants, covered warrants, interest rate warrants and long-term options of, or relating to, European issuers. Given current economic and market conditions, the Adviser believes that there are only a limited number of European warrants that would be appropriate investments for the Fund. If the

Fund becomes non-diversified, the Fund, with respect to 50% of its assets, will be able to invest over 5% of its assets in each of those issuers, including issuers of European warrants, whose securities are deemed suitable for the Fund's portfolio. Currently, as a diversified investment company, the Fund may invest over 5% of its assets in any one issuer, but only with respect to 25% of its assets. Thus, a change in status from diversified to non-diversified would enable the Fund generally to commit larger portions of its assets to the limited number of investments deemed attractive by the Adviser. The change from diversified to non-diversified would add an element of risk to an investment in the Fund. To the extent that a non-diversified company invests in fewer issuers than a diversified company, the performance of any one portfolio security is likely to have a greater impact on the performance of a non-diversified company than would be the case for a diversified company.



     The Board of Directors has also approved, subject to approval by the Fund's shareholders, the elimination of one of the Fund's fundamental investment restrictions (the "Investment Restriction"). The Investment Restriction, which is substantially similar to the 1940 Act's diversification requirement, reads as follows:


the Fund may not purchase any security (other than U.S. Government securities) if, as a result, as to 75% of the Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer or
(b) the Fund would then own more than 10% of the voting securities of any single issuer.

     If the Fund's status as a diversified investment company is changed, the Board of Directors believes that the Investment Restriction should be eliminated because the Investment Restriction imposes on the Fund the 1940 Act's restrictions for a diversified investment company and thus would not be relevant if the Fund becomes a non-diversified investment company.

REQUIRED VOTE

     Approval of Proposal 2 requires the affirmative vote of the lesser of (a) 67% or more of the Shares present or represented by proxy if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding shares.


THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHANGE IN THE FUND'S DIVERSIFICATION STATUS AND THE ELIMINATION OF THE INVESTMENT RESTRICTION RELATING TO A DIVERSIFIED MANAGEMENT INVESTMENT COMPANY.


              PROPOSAL 3: RATIFICATION OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, has served as independent accountants for the Fund since the Fund's commencement of operations on July 17, 1990, and is being recommended by the Directors of the Fund to serve in such capacity for the Fund's fiscal year ending March 31, 1998.


     KPMG also serves as independent accountants for BJB Investment Funds, an investment company affiliated with the Fund, but has no relationship with such funds other than as independent accountants. During the fiscal year ending March 31, 1997, the services provided to the Fund by KPMG included examination of financial statements, review of filings with the SEC and preparation of tax returns. No other services were provided by KPMG to the Fund.


     It is intended that proxies not limited to the contrary will be voted in favor of ratifying KPMG as independent public accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending March 31, 1998. KPMG has no direct or material indirect interest in the Fund. Representatives of KPMG are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REQUIRED VOTE

     A majority of the votes cast at the Annual Meeting, in person or by proxy, is required for ratification of KPMG as independent accountants for the Fund.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP, AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund that are intended to be presented at the Fund's next annual meeting of shareholders to be held in 1998 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 23, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Martin Vogel, a Director of the Fund, inadvertently failed to file with the SEC on a timely basis an Initial Statement of Beneficial Ownership on Form 3. Philipp Burger, an officer of the Fund, inadvertently failed to file on a timely basis Statements of Changes in Beneficial Ownership on Form 4 regarding five transactions. Julius Baer Asset Management also failed to timely file a Form 3 and a Form 4. These omissions have been corrected through the filing of Annual Statements of Changes in Beneficial Ownership on Form 5.


                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE EUROPEAN WARRANT FUND, INC.        PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert Discolo, Bernard Spilko and Susan C. Mosher and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the office of the Fund, 330 Madison Avenue, New York, New York 10017 on June 26, 1997 at 8:30 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENVELOPE PROVIDED

                                          DATE ___________________________, 1997

                                          NOTE:  Please sign exactly as your
                                          name appears on this Proxy. If joint
                                          owners, EITHER may sign this Proxy.*
                                          When signing as attorney, executor,
                                          administrator, trustee, guardian or
                                          corporate officer, please give your
                                          full title.

                                          --------------------------------------

                                          --------------------------------------
                                          Signature(s) (Title(s), if applicable)

                                          * Except when timely written notice to
                                            the contrary is received by the
                                            Fund.


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR
BLACK INK OR DARK PENCIL. DO NOT USE RED INK.                             / /


This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.  Election of Directors                                                FOR all nominees            WITHHOLD
                                                                       listed below (except         AUTHORITY
   Thomas J. Gibbons                                                     as marked to the        to vote for all
   Harvey B. Kaplan                                                       contrary below)     nominees listed below
   Bernard Spilko
   Martin Vogel                                                                 [ ]                    [ ]

(INSTRUCTION:  TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL, WRITE HIS
NAME ON THE LINE PROVIDED BELOW.)


------------------------------------------------------------------

2.  To approve or disapprove a proposed change in the Fund's status             FOR                  AGAINST          ABSTAIN
    from that of a diversified to a non-diversified management                  [ ]                    [ ]              [ ]
    investment company and to eliminate a fundamental investment restriction relating to a diversified management investment company (PROPOSAL 2).
                                                                                FOR                  AGAINST          ABSTAIN
3.  To ratify KPMG Peat Marwick LLP as independent accountants for              [ ]                    [ ]              [ ]
    the Fund for the fiscal year ending March 31, 1998.